Park Sterling Corporation
2016Q2 Earnings Conference Call

(NASDAQ: PSTB)

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July 28, 2016

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the merger with First Capital Bancorp, Inc. ("First Capital") may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the preceding uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Second Quarter Highlights

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- Attained strong operating results
  - Net income in the second quarter was $5.6 million, or $0.11 per share, up from $2.7 million, or $0.05 per share, in the first quarter of 2016
  - Adjusted net income*, which excludes merger related expenses and loss on sale of securities, totaled $6.4 million, or $0.12 per share, an increase of $0.3 million (4.5%) from the first quarter of 2016, and a per share increase of $0.02, or 20%, from the second quarter of 2015
  - Period end loans grew at a steady pace of 9.1% (annualized) from March 31, 2016 to June 30, 2016
  - Credit quality remained exceptional, with only 0.33% of loans categorized as non-performing
  - Noninterest income exhibited strong growth of 14% over the first quarter of 2016
  - Noninterest expenses, on both a reported and adjusted basis*, declined from the first quarter of 2016
  - Adjusted return on average assets* increased to 0.83% for the second quarter of 2016 from 0.79% in the first quarter of 2016 and 0.73% in the second quarter of 2015
  - Financial condition remained strong with common equity Tier 1 (CET1) at 11.14% and Tier 1 leverage ratio at 10.06%
  - Declared cash dividend on common shares of $0.04 per share (July 2016), a 33% increase from $0.03
  - Continue to selectively invest in highly experienced talent

Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Earnings Profile – Second Quarter

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Three Month Results

	2015Q2	2016Q1	2016Q2	Linked Quarter Change	% Change
Adjusted Net Income*					
Total interest income	$ 22,458	$ 30,162	$ 29,698	$ (464)	-2%
Total interest expense	1,842	3,565	3,648	83	2%
Net interest income	20,616	26,597	26,050	(547)	-2%
Provision for loan losses	134	556	882	326	59%
Net interest income after provision	20,482	26,041	25,168	(873)	-3%
Adjusted noninterest income*	4,292	4,733	5,462	729	15%
Adjusted noninterest expense*	18,065	20,960	20,678	(282)	-1%
Adjusted pretax income*	6,709	9,814	9,952	138	1%
Income tax expense	2,331	3,646	3,509	(137)	-4%
Adjusted net income*	$ 4,378	$ 6,168	$ 6,443	$ 275	4%
Adjusted net income per share*	$ 0.10	$ 0.12	$ 0.12	$ 0.00	4%
Weighted average dilutive shares	*44,301,895*	*52,599,584*	*52,704,537*	*104,953*	0%
Reported Net Income					
Adjusted pretax income*	$ 6,709	$ 9,814	$ 9,952	$ 138	1%
Less: (Gain) loss on sale of securities	-	6	87	81	100%
Less: Merger-related expenses	167	5,193	1,268	(3,925)	-76%
Reported pretax income	6,542	4,615	8,597	3,982	86%
Income tax expense	2,273	1,874	3,045	1,171	62%
Net income	$ 4,269	$ 2,741	$ 5,552	$ 2,811	103%
Net income per share	$ 0.10	$ 0.05	$ 0.11	$ 0.05	93%
Memo Items					
Adj. operating expense to adj. operating revenue*	71.13%	65.44%	64.17%		
Adjusted return on average assets*	0.73%	0.79%	0.83%		
Adjusted return on average tangible common equity*	7.29%	9.06%	9.37%		

- 1Q'16 and 2Q'16 results include the impact of First Capital
- Strong operating results with adjusted net income* of $6.4 million and adjusted net income per share* of $0.12
  - Adjusted net income* up $275 thousand, or 4.5% from 1Q'16
- Adjusted EPS* increased 20% from 2Q'15
- Performance driven by:
  - Steady loan growth
  - Modest compression in net interest margin yield in challenging interest rate environment, after adjusting for accretion related to acquired loans
  - Superior credit quality
  - Strong growth across diversified noninterest income sources
  - Disciplined expense management

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) ***Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)***

Net Interest Income

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Three Month Results

	2015Q2	2016Q1	2016Q2	Linked Quarter Change	% Change
Interest Income (Expense) (non-tax equivalent basis)					
Total interest income	$ 22,458	$ 30,162	$ 29,698	$ (464)	-2%
Total interest expense	(1,842)	(3,565)	(3,648)	(83)	2%
Net interest income	$ 20,616	$ 26,597	$ 26,050	$ (547)	-2%
Yield on average earning assets	4.12%	4.28%	4.20%		
Rate on average interest-bearing liabilities	-0.42%	-0.63%	-0.65%		
Net interest spread	3.70%	3.65%	3.55%		
Net interest margin	3.78%	3.78%	3.69%		
Average Balance					
Loans, including LHFS	$ 1,643,844	$ 2,274,824	$ 2,298,569	$ 23,745	1%
Marketable securities	488,767	503,201	498,188	(5,013)	-1%
Other earning assets	52,828	55,667	46,407	(9,260)	-17%
Total earning assets	2,185,439	2,833,692	2,843,164	9,472	0%
Interest-bearing deposits	1,529,285	1,997,209	1,996,539	(670)	0%
Borrowed funds	227,734	290,455	261,042	(29,413)	-10%
Total interest-bearing liabilities	$ 1,757,019	$ 2,287,664	$ 2,257,581	$ (30,083)	-1%
Noninterest bearing deposits	$ 389,092	$ 456,457	$ 483,465	$ 27,008	6%
Period End Balance					
Loans, including LHFS	$ 1,668,164	$ 2,286,736	$ 2,338,864	$ 52,128	2%
Marketable securities	514,122	501,322	495,256	(6,066)	-1%
Other earning assets	40,800	71,532	50,945	(20,587)	-29%
Total earning assets	2,223,086	2,859,590	2,885,065	25,475	1%
Interest-bearing deposits	1,527,779	2,028,937	1,977,228	(51,709)	-3%
Borrowed funds	258,922	268,014	297,890	29,876	11%
Total interest-bearing liabilities	$ 1,786,701	$ 2,296,951	$ 2,275,118	$ (21,833)	-1%
Noninterest bearing deposits	$ 347,162	$ 469,046	$ 496,195	$ 27,149	6%

- Net interest margin contracted 9 basis points from 3.78% in 1Q'16 to 3.69%, in line with management expectations, in part due to reduction in acquired loan accretion
- The components of the 9 basis point decline were roughly:
  - Impact of reduced total acquired loan accretion – 5 basis points
  - Impact of lower loan fees following strong fee results in 1Q'16 – 1 basis point
  - Impact of compression of core net interest margin – 3 basis points
- Average loans up 4% (annualized) and period end loans up 9% (annualized) during the quarter reflecting good loan growth weighted toward the last half of 2Q'16
- Total average deposits increased $26 million, or 4% (annualized) during the quarter
  - Average time deposits declined $24 million
  - Excluding time and brokered deposits, all other deposit categories increased $38 million in aggregate, or 9% (annualized) with noninterest bearing demand up $27 million

Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)

Noninterest Income

Three Month Results

	2015Q2	2016Q1	2016Q2	Linked Quarter Change	% Change
Adjusted Noninterest Income*					
Service charges on deposit accts	$ 1,107	$ 1,489	$ 1,528	$ 39	3%
Mortgage banking income	956	775	873	98	13%
Income from wealth mgmt activities	906	803	863	60	7%
Income from capital markets activities	394	68	767	699	1028%
ATM and card income, net	629	573	776	203	35%
Income from bank-owned life insurance (BOLI)	553	988	526	(462)	-47%
Amortization of indemnification asset	(165)	(147)	(25)	122	-83%
Other noninterest income	(88)	184	154	(30)	-16%
Total adjusted noninterest income*	$ 4,292	$ 4,733	$ 5,462	$ 729	15%
Gain (Loss) on sale of securities	-	(6)	(87)	(81)	1350%
Total noninterest income	$ 4,292	$ 4,727	$ 5,375	$ 648	14%

- Adjusted noninterest income growth was strong, up 15% in total in the quarter, reflecting good business volumes and the benefit of diversified sources
  - Service charges increased at a healthy 3% pace during the quarter
  - Mortgage banking income was up 13% reflecting strong market conditions and the continued hiring of experienced mortgage bankers
  - Wealth income grew 7% due in part to robust brokerage fees
  - ATM and card income was up 35% on steady volume and pin/swipe mix and a YTD adjustment for chip card conversion costs
  - Capital markets fees were up substantially due to the strong pipeline of transactions carried over from the first quarter and strong business volumes originated during the second quarter

(Unaudited; $ in thousands)

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Noninterest Expenses

Three Month Results

	2015Q2	2016Q1	2016Q2	Linked Quarter Change	% Change
Adjusted Noninterest Expenses*					
Salaries and employee benefits	$ 10,021	$ 11,862	$ 11,511	$ (351)	-3%
Occupancy and equipment	2,491	3,115	3,025	(90)	-3%
Data processing and service fees	1,626	2,001	1,975	(26)	-1%
Legal and professional fees	599	555	612	57	10%
Deposit charges and FDIC insurance	433	432	478	46	11%
Loss on disposal of fixed assets, net	113	(6)	31	37	-617%
Communication fees	449	482	505	23	5%
Postage and supplies	116	160	142	(18)	-11%
Loan and collection expense	242	37	273	236	638%
Core deposit intangible amortization	347	458	458	-	0%
Advertising and promotion	304	302	286	(16)	-5%
Net cost of operation of OREO	232	266	70	(196)	-74%
Other noninterest expense	1,092	1,296	1,312	16	1%
Total adjusted noninterest expenses*	$ 18,065	$ 20,960	$ 20,678	$ (282)	-1%
Merger-related expense	167	5,193	1,268	(3,925)	-76%
Total noninterest expenses	$ 18,232	$ 26,153	$ 21,946	$ (4,207)	-16%
Memo Items					
FTE headcount (#)	503	551	529		

- Noninterest expenses declined $4.2 million, or 16%, from the first quarter
- Adjusted noninterest expenses* declined $282 thousand, or 1%, from the first quarter, reflecting the continued achievement of planned cost savings related to the First Capital merger and disciplined expense management
  - Adjusted operating expenses to adjusted operating revenue* dropped to 64% in the second quarter from 65% in the first quarter, and from 71% in the second quarter of 2015
- Salaries and employee benefits expenses were down 3% and included $153 thousand of non-merger related severance
- Loan and collection expenses were up $236 thousand for the quarter due mainly to a home equity promotion that included the company absorbing closing costs

(Unaudited; $ in thousands)

* *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above)*

Asset Quality

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Asset Quality Trends

	2015Q2	2016Q1	2016Q2	Linked Quarter Change	% Change
Asset Quality Measures					
Nonaccrual loans	$ 5,545	$ 6,595	$ 5,185	$ (1,410)	-21%
Troubled debt restructurings	3,115	2,696	2,582	(114)	-4%
Loans 90+ days past due, and still accruing	-	293	-	(293)	-100%
Nonperforming loans	8,660	9,584	7,767	(1,817)	-19%
OREO (covered and non-covered)	9,788	4,410	3,246	(1,164)	-26%
Nonperforming assets	$ 18,448	$ 13,994	$ 11,013	$ (2,981)	-21%
Nonperforming loans to total loans (%)	0.52%	0.42%	0.33%		
Nonperforming assets to total assets (%)	0.75%	0.44%	0.35%		
Net charge-offs (recoveries)	$ 327	$ (212)	$ (159)		
Annualized net charge-offs to average loans (%)	0.08%	-0.04%	-0.03%		
Allowance for Loan Losses	$ 8,468	$ 9,832	$ 10,873		
ALLL to total loans (%)	0.51%	0.43%	0.47%		
ALLL to non-acquired loans (%)	0.69%	0.68%	0.69%		
Aggregate FMV adjustment	$ 31,159	$ 33,589	$ 31,277		
Adjusted allowance*	$ 39,627	$ 43,421	$ 42,150		
Adjusted allowance to total loans* (%)	2.35%	1.88%	1.79%		
OREO Analysis					
Covered OREO	$ 884	$ 985	$ 380	(605)	-61%
Noncovered OREO	8,904	3,425	2,866	(559)	-16%
	$ 9,788	$ 4,410	$ 3,246	$ (1,164)	-26%

- Credit quality remains outstanding
  - Net recoveries during the quarter of $159 thousand
  - Nonperforming loans fell $1.8 million during the quarter, as a prior quarter problem loan was fully resolved
  - Nonperforming loan and nonperforming assets ratios at very modest levels of 0.33% and 0.35% respectively
- Provision expense increased $326 thousand during the quarter from $556 thousand in 1Q'16 to $882 thousand in 2Q'16
  - Reflects an adjustment to the qualitative component of the allowance following the increased financial market volatility and heightened general economic uncertainty which emerged at the end of the quarter

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). Adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans.*

Conclusions

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Our focus for the remainder of 2016:

- ***Achieve operating leverage as business model matures***
  - Increase banker revenue contribution as newer bankers build their portfolios and add new customers
  - Focus on cross-selling opportunities, deepening relationships and expanding noninterest income sources of revenue
  - Focus on attractive, high-growth markets where we believe we can carve out a competitive niche and/or leverage current excess capacity
  - Expand marketing to customers that are more likely to use multiple products

- ***Continue to improve profitability and returns***
  - Show meaningful progress toward attaining a 1% ROAA by 2018
  - Continue to demonstrate disciplined expense management and show meaningful progress in reducing the ratio of adjusted operating expenses to adjusted operating revenues*
  - Thoughtfully manage capital while maintaining a strong balance sheet with capacity for growth

- ***Selectively pursue opportunities to expand / enhance our business strategies while providing attractive value to shareholders***

* *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Reconciliation of Non-GAAP Financial Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)

	June 30, 2016 (Unaudited)	March 31, 2016 (Unaudited)	June 30, 2015 (Unaudited)
Adjusted net income			
Pretax income (as reported)	$ 8,597	$ 4,615	$ 6,542
Plus: merger-related expenses	1,268	5,193	167
(gain) loss on sale of securities	87	6	-
Adjusted pretax income	9,952	9,814	6,709
Tax expense	3,509	3,646	2,331
Adjusted net income	$ 6,443	$ 6,168	$ 4,378
Divided by: weighted average diluted shares	52,704,537	52,599,584	44,301,695
Adjusted net income per share	0.12	$ 0.12	$ 0.10
Estimated tax rate for adjustment	*34.26%*	*34.09%*	*34.75%*
Adjusted noninterest income			
Noninterest income (as reported)	$ 5,375	$ 4,727	$ 4,292
Less: (gain) loss on sale of securities	87	6	-
Adjusted noninterest income	$ 5,462	$ 4,733	$ 4,292
Adjusted noninterest expenses			
Noninterest expenses (as reported)	$ 21,946	$ 26,153	$ 18,232
Less: merger-related expenses	(1,268)	(5,193)	(167)
Adjusted noninterest expenses	$ 20,678	$ 20,960	$ 18,065
Adjusted operating expense			
Noninterest expenses (as reported)	$ 21,946	$ 26,153	$ 18,232
Less: merger-related expenses	(1,268)	(5,193)	(167)
Less: amortization of intangibles	(458)	(458)	(347)
Adjusted operating expense	$ 20,220	$ 20,502	$ 17,718
Adjusted operating revenues			
Net Interest Income (as reported)	$ 26,050	$ 26,597	$ 20,616
Plus: noninterest income (as reported)	5,375	4,727	4,292
Less: (gain) loss on sale of securities	87	6	-
Adjusted operating revenues	$ 31,512	$ 31,330	$ 24,908
Adjusted operating expense to adjusted operating revenues			
Adjusted operating expense	$ 20,220	$ 20,502	$ 17,718
Divided by: adjusted operating revenues	31,512	31,330	24,908
Adjusted operating expense to adjusted operating revenues	64.17%	65.44%	71.13%
Noninterest expenses to net interest income plus noninterest income	69.84%	83.48%	73.20%
Adjusted return on average assets			
Adjusted net income	$ 6,443	$ 6,168	$ 4,378
Divided by: average assets	3,135,031	3,132,625	2,406,671
Multiplied by: annualization factor	4.02	4.02	4.01
Adjusted return on average assets	0.83%	0.79%	0.73%
Return on average assets	0.71%	0.35%	0.71%
Adjusted return on average equity			
Adjusted net income	$ 6,443	$ 6,168	$ 4,378
Divided by: average common equity	352,505	348,556	280,676
Multiplied by: annualization factor	4.02	4.02	4.01
Adjusted return on average equity	7.35%	7.12%	6.26%
Return on average equity	6.33%	3.16%	6.10%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, average tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets, and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity , tangible book value, and average tangible common equity (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted noninterest expense (which excludes merger-related expenses), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Financial Measures

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)

	June 30, 2016 (Unaudited)	March 31, 2016 (Unaudited)	June 30, 2015 (Unaudited)
Tangible common equity to tangible assets			
Total assets	$ 3,174,075	$ 3,153,737	$ 2,443,880
Less: intangible assets	(75,551)	(76,520)	(39,462)
Tangible assets	$ 3,098,524	$ 3,077,217	$ 2,404,418
Total common equity	$ 354,450	$ 349,511	$ 279,743
Less: intangible assets	(75,551)	(76,520)	(39,462)
Tangible common equity	$ 278,899	$ 272,991	$ 240,281
Tangible common equity	$ 278,899	$ 272,991	$ 240,281
Divided by: tangible assets	3,098,524	3,077,217	2,404,418
Tangible common equity to tangible assets	9.00%	8.87%	9.99%
Common equity to assets	11.17%	11.08%	11.45%
Tangible book value per share			
Issued and outstanding shares	53,332,369	53,038,020	44,910,686
Less: nondilutive restricted stock awards	(969,991)	(785,658)	(985,531)
Period end dilutive shares	52,362,378	52,252,362	43,925,155
Tangible common equity	$ 278,899	$ 272,991	$ 240,281
Divided by: period end dilutive shares	52,362,378	52,252,362	43,925,155
Tangible common book value per share	$ 5.33	$ 5.22	$ 5.47
Common book value per share	$ 6.77	$ 6.69	$ 6.37
Adjusted return on average tangible common equity			
Average common equity	$ 352,505	$ 348,556	$ 280,676
Less: average intangible assets	(76,083)	(74,773)	(39,646)
Average tangible common equity	$ 276,422	$ 273,783	$ 241,030
Net income	$ 5,552	$ 2,741	$ 4,269
Divided by: average tangible common equity	276,422	273,783	241,030
Multiplied by: annualization factor	4.02	4.02	4.01
Return on average tangible common equity	8.08%	4.03%	7.10%
Adjusted net income	$ 6,440	$ 6,168	$ 4,378
Divided by: average tangible common equity	276,422	273,783	241,030
Multiplied by: annualization factor	4.02	4.02	4.01
Adjusted return on average tangible common equity	9.37%	9.06%	7.29%
Adjusted allowance for loan losses			
Allowance for loan losses	$ 10,873	$ 9,832	$ 8,468
Plus: acquisition accounting FMV adjustments to acquired loans	31,277	33,589	31,159
Adjusted allowance for loan losses	$ 42,150	$ 43,421	$ 39,627
Divided by: total loans (excluding LHFS before FMV adjustments)	$ 2,358,114	$ 2,312,732	$ 1,688,622
Adjusted allowance for loan losses to total loans	1.79%	1.88%	2.35%
Allowance for loan losses to total loans	0.47%	0.43%	0.51%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 436,590 shares outstanding at each of June 30, 2016 and March 31, 2016 and 554,400 shares outstanding at each of the reported quarters of 2015.

Acquired Loans

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For the Period Ended	2015Q2	2016Q1	2016Q2	Linked Quarter Change
Acquired Loans and Fair Market Value (FMV) Adjustments				
Non-acquired loans	$1,227,250	$1,447,013	$1,566,295	119,282
Purchased performing loans	319,844	732,075	666,894	(65,181)
Less: remaining FMV adjustments	(2,450)	(6,050)	(4,964)	1,086
Purchased performing loans, net	317,394	726,025	661,930	(64,095)
Purchased credit impaired (PCI) loans	141,528	133,644	124,985	(8,659)
Less: remaining FMV adjustments	(28,709)	(27,539)	(26,313)	1,226
PCI loans, net	112,819	106,105	98,672	(7,433)
Total loans	$1,657,463	$2,279,143	$2,326,897	$ 47,754
Purchased performing and PCI as % of total loans	28%	38%	34%	
Purchased Performing FMV Adjustments				
Beginning FMV adjustment on purchased performing loans	$ (2,974)	$ (2,132)	$ (6,050)	$ (3,918)
Increase from First Capital	-	(5,200)	-	5,200
Accretion to interest income:				
First Capital	-	1,027	777	(250)
All other mergers	282	255	309	54
Ending discount on purchased performing loans	$ (2,692)	$ (6,050)	$ (4,964)	$ 1,086
PCI FMV Adjustments				
Contractual principal and interest	$ 162,386	$ 153,124	$ 143,701	$ (9,423)
Nonaccretable difference	(12,843)	(14,975)	(14,652)	323
Expected cash flows as of the end of period	149,543	138,149	129,049	(9,100)
Accretable yield	(36,773)	(32,044)	(30,377)	1,667
Ending basis in PCI loans- estimated fair value	$112,770	$106,105	$ 98,672	$ (7,433)
Beginning accretable yield	$ (38,465)	$ (32,509)	$ (32,044)	$ 465
Increase from First Capital	-	(1,663)	-	1,663
Loan system servicing income	1,567	1,551	1,434	(117)
Accretion to interest income	1,733	1,471	1,343	(128)
Reclass to (from) non-accretable yield	(1,653)	(993)	(522)	471
Other adjustments	45	99	(588)	(687)
Period end accretable yield**	$ (36,773)	$ (32,044)	$ (30,377)	$ 1,667

*(Unaudited; $ in thousands). **difference between the remaining FMV discount on PCI loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.*

Peer Group

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,582,554	$ 223.6	3.70	145.0	14.3
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	6,114,842	1,048.1	0.66	229.2	22.8
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	5,700,768	1,154.2	0.87	208.5	17.5
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,160,046	112.3	-	105.4	NM
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,386,954	313.6	-	114.3	38.0
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	4,098,544	414.7	2.95	131.3	11.9
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,383,790	364.3	1.76	132.1	14.0
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,470,287	394.9	2.48	171.2	16.7
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,040,373	311.8	-	106.4	3.3
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,759,801	334.6	-	99.5	30.9
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**3,156,123**	**388.0**	**1.65**	**141.2**	**20.8**
12	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,532,971	799.0	2.59	160.5	26.7
13	South State Corporation	SSB	NASDAQ	SC	Columbia	8,678,296	1,680.1	1.73	240.5	16.8
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	6,365,170	1,405.6	2.30	182.6	17.7
15	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,848,142	1,117.3	2.98	168.1	16.8
16	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	9,783,598	1,337.5	1.50	150.7	16.8
17	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	7,421,010	1,322.4	1.56	215.1	20.2
	MEDIAN					**$ 3,532,971**		**1.65**	**150.7**	**17.2**

Source: SNL Financial; financial data as of March 31, 2016; market data as of July 11, 2016.